EXHIBIT 24







                               POWER OF ATTORNEY

         American Express Company, a New York corporation (the "Company"), and each of the undersigned officers and directors of the Company, hereby constitute and appoint Richard K. Goeltz, Louise M. Parent and Stephen P. Norman, jointly and severally, with full power of substitution and revocation, their true and lawful attorneys-in-fact and agents, for them and on their behalf and in their respective names, places and steads, in any and all capacities, to sign, execute and affix their respective seals thereto and file any of the documents referred to below relating to the proposed registration of up to 10,000 Common Shares, par value $.60 per share, that may be issued pursuant to the American Express Directors' Stock Plan: a
registration   statement   under  the  Securities  Act  of  1933,  as  amended,
including any amendments thereto on behalf of the Company, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      This Power of Attorney may be executed in counterparts.

      IN WITNESS WHEREOF, American Express Company has caused this Power of Attorney to be executed in its name by its Vice Chairman and Chief Financial Officer and its corporate seal to be affixed and attested by its Secretary, and the undersigned officers and directors have hereunto set their hand as of the 28th day of July 1997.
                                    AMERICAN EXPRESS COMPANY

                                    By: /s/ Richard K. Goeltz
                                        ---------------------
                                        Richard K. Goeltz
                                        Vice Chairman and
                                          Chief Financial Officer

[CORPORATE SEAL]

Attest

/s/ Stephen P. Norman
---------------------
Stephen P. Norman
Secretary

By /s/ Harvey Golub             By /s/ Charles W. Duncan Jr.
  --------------------------      --------------------------
  Harvey Golub                    Charles W. Duncan Jr.
  Chairman, Chief Executive       Director
    Officer and Director

By /s/ Kenneth I. Chenault      By /s/ Beverly Sills Greenough
  --------------------------      --------------------------
  Kenneth I. Chenault             Beverly Sills Greenough
  President, Chief Operating      Director
    Officer and Director

By /s/ Richard K. Goeltz        By /s/ F. Ross Johnson
  --------------------------      --------------------------
  Richard K. Goeltz               F. Ross Johnson
  Vice President and              Director
    Chief Financial Officer

By /s/ Daniel T. Henry          By /s/ Vernon E. Jordan Jr.
  --------------------------      --------------------------
  Daniel T. Henry                 Vernon E. Jordan Jr.
  Senior Vice President and       Director
    Comptroller

By /s/ Daniel F. Akerson        By /s/ Jan Leschly
  --------------------------      --------------------------
  Daniel F. Akerson               Jan Leschly
  Director                        Director

By /s/Anne L. Armstrong         By /s/ Drew Lewis
  --------------------------      --------------------------
  Anne L. Armstrong               Drew Lewis
  Director                        Director

By /s/ Edwin L. Artzt           By /s/ Aldo Papone
  --------------------------      --------------------------
  Edwin L. Artzt                  Aldo Papone
  Director                        Director

By /s/ William G. Bowen         By /s/ Frank P. Popoff
  --------------------------      --------------------------
  William G. Bowen                Frank P. Popoff
  Director                        Director